UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 842-1000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 11, 2013, Chevron Corporation (“Chevron”) issued a press release announcing that on December 11, 2013, the Board of Directors, effective on January 15, 2014, elected Jon M. Huntsman Jr. to the Board and named Mr. Huntsman to the Board Nominating and Governance Committee and the Public Policy Committee. Also on that date, the Board approved a grant to Mr. Huntsman, effective on January 15, 2014, of restricted stock units, which is a prorated grant of the annual restricted stock unit award granted to directors under the Chevron Non-Employee Directors’ Equity Compensation and Deferral Plan. The number of stock units will be determined by multiplying the current equity retainer value ($225,000) by a fraction, the numerator of which is the number of days from the effective date of Mr. Huntsman’s election to the day immediately preceding the 2014 annual meeting of stockholders and the denominator of which is the number of days from the 2013 annual meeting of stockholders to the day immediately preceding the 2014 annual meeting of stockholders, and dividing that product by the closing Chevron Common Stock price on the effective date of Mr. Huntsman’s election. The stock units vest on the day immediately preceding the 2014 annual meeting of stockholders. Mr. Huntsman will also be entitled to receive the annual cash retainer for non-employee Directors, which will be prorated and paid in monthly installments of $12,500.
The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 11, 2013, the Board amended Article VIII of the By-Laws of Chevron to specify that, except with respect to proceedings to enforce rights to indemnification, the indemnification provision does not apply in actions initiated by the “Corporate Servant” (as defined in Article VIII of Chevron’s Certificate of Incorporation) unless the action was authorized by the Board.
Item 9.01 Financial Statements and Exhibits.
 (d) Exhibit
3.1    By-Laws of Chevron Corporation, as amended on December 11, 2013.
99.1    Press Release issued December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2013

CHEVRON CORPORATION

By	/S/ CHRISTOPHER A. BUTNER
Christopher A. Butner,
Assistant Secretary and Managing Counsel, Securities/Corporate Governance